UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 11, 2021

(Date of earliest event reported)

MARQUEE RAINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street, 24th Floor

New York, NY, 10022

(Address of principal executive offices, including zip code)

(212) 603-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	MRACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MRAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statement or Related Audit Report or Completed Interim Review.

(a) On May 11, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Marquee Raine Acquisition Corp. (the “Company”), after consultation with management and our independent public accountants, WithumSmith+Brown, PC, concluded that the Company’s audited financial statements for the period from October 16, 2020 (inception) through December 31, 2020 and its audited balance sheet as of December 31, 2020 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Report on Form 10-K filed March 26, 2021 (the “Initial Filing”), should no longer be relied upon because of the errors identified therein.

On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies.” In the statement, the Staff, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. In connection with such statement, the Company revisited its accounting for its public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”), and determined that they should be treated as derivative liabilities pursuant to ASC 815-40 rather than as components of equity as the Company previously treated the Warrants. The correction involves only non-cash adjustments.

As a result, the Company today is announcing that it will restate its historical financial results for the Non-Reliance Periods, in each case to reflect the change in accounting treatment (the “Restatement”). The Company is filing its Form 10-K/A for the year ended December 31, 2020 to reflect the Restatement contemporaneously with the filing of this Form 8-K.

In connection with the Restatement, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the Non-Reliance Periods. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective with respect to the classification of the Warrants as components of equity instead of as derivative liabilities.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent accountant.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marquee Raine Acquisition Corp.

May 13, 2021	By:	/s/ Joseph Beyrouty
	Name:	Joseph Beyrouty
	Title:	Chief Financial Officer